Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS SECOND QUARTER RESULTS

ANNAPOLIS, MD, August 4, 2014 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended June 30, 2014.

HIGHLIGHTS

•	RevPAR: 7.0% pro forma increase for the 17-hotel portfolio and 3.4% pro forma increase for the 20-hotel portfolio over the same period in 2013.

•	Adjusted Hotel EBITDA Margin: 250 basis point pro forma increase for the 17-hotel portfolio and 170 basis point pro forma increase for the 20-hotel portfolio over the same period in 2013.

•	Adjusted Hotel EBITDA: $47.1 million.

•	Adjusted Corporate EBITDA: $43.2 million.

•	Adjusted FFO: $31.2 million or $0.64 per diluted common share.

•	Financing: Subsequent to quarter end, refinanced an existing $60.0 million loan, replacing it with a $90.0 million, 10-year loan at 4.30%.
"We are pleased with the performance of our hotel portfolio in the second quarter.  Our 17-hotel portfolio achieved an occupancy level of over 87% which allowed our hotel managers to increase daily rates resulting in RevPAR growth at the top end of our guidance range.  With the ADR-driven RevPAR growth for the quarter and our continued focus on reducing or limiting increases in expenses, we were able to expand hotel EBITDA margins by 250 basis points, well exceeding our guidance range for the quarter," said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.
Mr. Francis continued, "We are very proud of the renovated product at our W Chicago – Lakeshore, which we completed in the second quarter on-time and within budget.  We have commenced the comprehensive renovations and rebrandings of the former W New Orleans and the former Holiday Inn New York City Midtown – 31st Street, which are scheduled to be completed in the Fall.  We expect these three newly renovated hotels will provide outsized growth and add significant value to our overall hotel portfolio."

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and six months ended June 30, 2014 and 2013 (in millions, except share and per share amounts):

	Three months ended June 30,		Six months ended June 30,
	2014(1)	2013(2)	2014(1)	2013(3)
Total revenue	$128.9	$115.6	$223.6	$186.2

Net income available to common shareholders	$18.8	$14.6	$18.6	$9.7
Net income per diluted common share	$0.38	$0.30	$0.37	$0.21

Adjusted Hotel EBITDA	$47.1	$42.1	$69.0	$57.7

Adjusted Corporate EBITDA	$43.2	$38.5	$61.2	$50.7

AFFO available to common shareholders	$31.2	$26.6	$43.5	$33.5
AFFO per diluted common share	$0.64	$0.56	$0.89	$0.72

Weighted-average number of common shares outstanding - basic and diluted	48,977,876	47,862,652	48,969,761	46,187,216

___________

(1)	Includes results of operations of 20 hotels for the full period.

(2)	Includes results of operations of 17 hotels for the full period and three hotels for part of the period.

(3)	Includes results of operations of 15 hotels for the full period and five hotels for part of the period.
HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared. The Trust uses the term “pro forma” to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. Since five of the Trust’s hotels owned as of June 30, 2014 were acquired at various times during 2013, the key operating metrics for the 17-hotel portfolio and 20-hotel portfolio reflect the pro forma operating results of three of those hotels for the three months ended June 30, 2013 and five of those hotels for the six months ended June 30, 2013. Included in the following table are comparisons of occupancy, average daily rate (ADR), room revenue per available room (RevPAR), Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin, the key operating metrics that management uses to assess the performance of its hotels, for the three and six months ended June 30, 2014 and 2013 (in thousands, except ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three months ended June 30,			Six months ended June 30,
	2014	2013(1)	Change	2014	2013(1)	Change
17-Hotel Portfolio(2)
Occupancy	87.2%	86.5%	70 bps	82.9%	80.5%	240 bps
ADR	$215.52	$203.08	6.1%	$198.44	$187.82	5.7%
RevPAR	$188.00	$175.69	7.0%	$164.58	$151.21	8.8%

Adjusted Hotel EBITDA	$41,499	$36,544	13.6%	$62,447	$52,838	18.2%
Adjusted Hotel EBITDA Margin	37.5%	35.0%	250 bps	32.2%	29.5%	270 bps

20-Hotel Portfolio
Occupancy	84.6%	85.6%	(100) bps	79.5%	79.2%	30 bps
ADR	$215.10	$205.64	4.6%	$198.08	$189.79	4.4%
RevPAR	$181.92	$175.93	3.4%	$157.49	$150.37	4.7%

Adjusted Hotel EBITDA	$47,104	$43,977	7.1%	$69,044	$62,469	10.5%
Adjusted Hotel EBITDA Margin	36.6%	34.9%	170 bps	30.9%	29.1%	180 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

(2)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
MAJOR REPOSITIONINGS
The comprehensive renovation at the 520-room W Chicago – Lakeshore, which commenced in the third quarter of 2013, was completed in the second quarter of 2014 with a total expected cost of approximately $38.0 million.
The comprehensive renovation at the former 410-room W New Orleans to reposition the hotel commenced in the second quarter of 2014. In July 2014, the Trust and its hotel manager, Starwood Hotels & Resorts Worldwide, Inc., agreed to remove the W brand from the hotel for the duration of the renovation and rename it the Hotel New Orleans Downtown. The Trust continues to expect the renovation will cost approximately $29.0 million and be completed in the fourth quarter of 2014, at which time the hotel will be re-branded as the Le Meridien New Orleans.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

The comprehensive renovation at the former 122-room Holiday Inn New York City Midtown – 31st Street to reposition the hotel as the Hyatt Herald Square commenced in the third quarter of 2014 with the closure of the hotel on August 1, 2014. The Trust expects the renovation to be completed and the hotel to re-open by October 1, 2014 and that the renovation will cost approximately $6.5 million.
CAPITAL MARKETS
The Trust did not sell any common shares under the continuous at-the-market (ATM) program during the second quarter of 2014 and through the date of this release.
DIVIDENDS
On April 15, 2014, the Trust paid dividends in the amounts of $0.30 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of March 31, 2014. On May 16, 2014, the Trust declared dividends in the amounts of $0.30 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of June 30, 2014. Both dividends were paid on July 15, 2014.
FINANCING ACTIVITY
On July 3, 2014, the Trust completed the refinancing of its $60.0 million term loan secured by the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street) and the Hyatt Place New York Midtown South. The term loan was refinanced with a new 10-year, $90.0 million, fixed-rate mortgage loan secured by the two hotels mentioned previously. The loan carries a fixed interest rate of 4.30% per annum and requires interest-only payments for the first two years and principal and interest payments thereafter based on a 30-year principal amortization. Excess proceeds from the refinancing were used to repay outstanding borrowings under the Trust’s revolving credit facility.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 2014 OUTLOOK
The Trust is updating its 2014 outlook to incorporate its second quarter results, recent operating trends and fundamentals, and the refinancing of the $60.0 million term loan. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Third Quarter 2014	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$15.5	$17.0
Net income per diluted common share	$0.32	$0.35

Adjusted Corporate EBITDA	$40.5	$42.2

AFFO available to common shareholders	$29.9	$31.4
AFFO per diluted common share	$0.61	$0.64

Corporate general and administrative expense	$3.5	$3.6
Weighted-average number of diluted common shares outstanding	49.0	49.0

HOTEL PORTFOLIO:

17-Hotel Portfolio(1)
RevPAR	$193.00	$197.00
RevPAR increase over 2013	6.5%	8.5%
Adjusted Hotel EBITDA	$40.4	$42.0
Adjusted Hotel EBITDA Margin	36.9%	37.7%
Adjusted Hotel EBITDA Margin increase over 2013	75 bps	150 bps

20-Hotel Portfolio
RevPAR	$180.00	$184.00
RevPAR increase over 2013	3.0%	5.0%
Adjusted Hotel EBITDA	$44.0	$45.8
Adjusted Hotel EBITDA Margin	35.0%	35.7%
Adjusted Hotel EBITDA Margin increase over 2013	0 bps	75 bps

_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2014	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$40.6	$44.5	$39.7	$44.5
Net income per diluted common share	$0.83	$0.91	$0.81	$0.91

Adjusted Corporate EBITDA	$134.0	$138.2	$132.7	$138.0

AFFO available to common shareholders	$95.3	$99.3	$94.6	$99.4
AFFO per diluted common share	$1.95	$2.03	$1.93	$2.03

Corporate general and administrative expense	$14.8	$15.3	$14.5	$15.2

Weighted-average number of diluted common shares outstanding	49.0	49.0	49.0	49.0

HOTEL PORTFOLIO:

17-Hotel Portfolio(1)
RevPAR	$169.00	$172.00	$168.00	$171.00
Pro forma RevPAR increase over 2013(2)	6.5%	8.0%	5.5%	7.5%
Adjusted Hotel EBITDA	$131.9	$135.6	$129.8	$134.8
Adjusted Hotel EBITDA Margin	33.1%	33.6%	32.7%	33.4%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(2)	140 bps	190 bps	100 bps	175 bps

20-Hotel Portfolio
RevPAR	$163.00	$166.00	$163.00	$166.00
Pro forma RevPAR increase over 2013(2)	4.0%	6.0%	4.0%	6.0%
Adjusted Hotel EBITDA	$148.8	$153.5	$147.2	$153.2
Adjusted Hotel EBITDA Margin	32.1%	32.5%	31.7%	32.4%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(2)	90 bps	140 bps	50 bps	125 bps

___________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	The comparable 2013 period includes results of operations for certain hotels prior to their acquisition by the Trust.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Monday, August 4, 2014 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 75660019. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on August 11, 2014. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 75660019. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 5,932 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s 2014 outlook, and the Trust’s expectation of its ability and the cost and timing of completing various renovations at its existing hotels. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the Trust’s ability to complete renovations timely and within expected costs; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of August 4, 2014, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Property and equipment, net	$1,440,848	$1,422,439
Intangible assets, net	38,480	38,781
Cash and cash equivalents	40,047	28,713
Restricted cash	36,313	34,235
Accounts receivable, net	21,123	13,011
Prepaid expenses and other assets	15,362	10,478
Deferred financing costs, net	5,178	6,501
Total assets	$1,597,351	$1,554,158

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$576,776	$531,771
Accounts payable and accrued expenses	51,440	45,982
Other liabilities	31,564	29,848
Total liabilities	659,780	607,601

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 50,048,154 shares and 49,574,005 shares issued and outstanding, respectively	501	496
Additional paid-in capital	993,801	991,417
Cumulative dividends in excess of net income	(56,781)	(45,339)
Accumulated other comprehensive loss	—	(67)
Total shareholders’ equity	937,571	946,557
Total liabilities and shareholders’ equity	$1,597,351	$1,554,158

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.59	2.67
Leverage ratio(1)	35.9%	33.5%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
REVENUE
Rooms	$98,118	$86,946	$168,957	$138,490
Food and beverage	26,063	24,313	46,331	40,225
Other	4,684	4,311	8,351	7,456
Total revenue	128,865	115,570	223,639	186,171

EXPENSES
Hotel operating expenses:
Rooms	21,326	19,167	39,945	33,186
Food and beverage	18,730	17,142	34,940	29,734
Other direct	1,998	1,936	3,779	3,707
Indirect	39,633	35,125	75,782	61,705
Total hotel operating expenses	81,687	73,370	154,446	128,332
Depreciation and amortization	12,524	10,838	25,022	19,677
Air rights contract amortization	130	130	260	260
Corporate general and administrative	3,891	3,643	7,811	6,985
Hotel acquisition costs	—	1,237	—	4,136
Total operating expenses	98,232	89,218	187,539	159,390

Operating income	30,633	26,352	36,100	26,781

Interest income	—	25	—	243
Interest expense	(6,828)	(6,346)	(13,514)	(11,787)

Income before income taxes	23,805	20,031	22,586	15,237

Income tax benefit (expense)	(2,556)	(2,974)	841	(690)

Net income	21,249	17,057	23,427	14,547

Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Net income available to common shareholders	$18,827	$14,635	$18,583	$9,703

Net income per common share - basic and diluted	$0.38	$0.30	$0.37	$0.21

Weighted-average number of common shares outstanding - basic and diluted	48,977,876	47,862,652	48,969,761	46,187,216

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$23,427	$14,547
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,022	19,677
Air rights contract amortization	260	260
Deferred financing costs amortization	1,446	1,372
Share-based compensation	2,819	2,277
Other	(282)	(275)
Changes in assets and liabilities:
Accounts receivable, net	(8,112)	(12,458)
Prepaid expenses and other assets	(2,769)	(1,658)
Accounts payable and accrued expenses	5,078	11,323
Other liabilities	(14)	788
Net cash provided by operating activities	46,875	35,853

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	—	(331,058)
Receipt of deposit on hotel acquisition	—	700
Improvements and additions to hotels	(43,431)	(9,979)
Repayment of hotel construction loan	—	7,810
Change in restricted cash	(2,078)	(3,872)
Net cash used in investing activities	(45,509)	(336,399)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	166,083
Payment of offering costs related to sale of common shares	—	(215)
Borrowings under revolving credit facility	50,000	105,000
Repayments under revolving credit facility	—	(55,000)
Proceeds from issuance of mortgage debt	—	127,000
Scheduled principal payments on mortgage debt	(4,889)	(1,701)
Payment of deferred financing costs	(123)	(1,769)
Deposits on loan applications	(2,115)	(3,032)
Payment of dividends to common shareholders	(27,631)	(20,322)
Payment of dividends to preferred shareholders	(4,844)	(4,844)
Repurchase of common shares	(430)	(1,088)
Net cash provided by financing activities	9,968	310,112
Net increase in cash	11,334	9,566
Cash and cash equivalents, beginning of period	28,713	33,194
Cash and cash equivalents, end of period	$40,047	$42,760

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 17-hotel portfolio and the 20-hotel portfolio for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013(1)	2014	2013(1)
17-Hotel Portfolio(2)
Total revenue	$110,729	$104,528	$194,138	$178,823
Less: Total hotel operating expenses	69,156	67,904	131,542	125,837
Hotel EBITDA	41,573	36,624	62,596	52,986

Less: Non-cash amortization(3)	(74)	(80)	(149)	(148)
Adjusted Hotel EBITDA	$41,499	$36,544	$62,447	$52,838

Adjusted Hotel EBITDA Margin	37.5%	35.0%	32.2%	29.5%

20-Hotel Portfolio
Total revenue	$128,865	$125,906	$223,639	$214,416
Less: Total hotel operating expenses	81,687	81,849	154,446	151,799
Hotel EBITDA	47,178	44,057	69,193	62,617

Less: Non-cash amortization(3)	(74)	(80)	(149)	(148)
Adjusted Hotel EBITDA	$47,104	$43,977	$69,044	$62,469

Adjusted Hotel EBITDA Margin	36.6%	34.9%	30.9%	29.1%

_____________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

(2)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(3)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table calculates Hotel EBITDA and Adjusted Hotel EBITDA contributed by the Trust’s hotel portfolio for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Total revenue	$128,865	$115,570	$223,639	$186,171
Less: Total hotel operating expenses	81,687	73,370	154,446	128,332
Hotel EBITDA	47,178	42,200	69,193	57,839

Less: Non-cash amortization(1)	(74)	(80)	(149)	(148)
Adjusted Hotel EBITDA	$47,104	$42,120	$69,044	$57,691
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$21,249	$17,057	$23,427	$14,547
Add: Depreciation and amortization	12,524	10,838	25,022	19,677
Interest expense	6,828	6,346	13,514	11,787
Income tax expense (benefit)	2,556	2,974	(841)	690
Less: Interest income	—	(25)	—	(243)
Corporate EBITDA	43,157	37,190	61,122	46,458

Add: Hotel acquisition costs	—	1,237	—	4,136
Non-cash amortization(1)	56	50	111	112
Adjusted Corporate EBITDA	$43,213	$38,477	$61,233	$50,706
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$21,249	$17,057	$23,427	$14,547
Add: Depreciation and amortization	12,524	10,838	25,022	19,677
FFO	33,773	27,895	48,449	34,224

Less: Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Dividends declared on unvested time-based awards	(128)	(90)	(257)	(178)
Undistributed earnings allocated to unvested time-based awards	(35)	(23)	—	—
FFO available to common shareholders	31,188	25,360	43,348	29,202

Add: Hotel acquisition costs	—	1,237	—	4,136
Non-cash amortization(1)	56	50	111	112
AFFO available to common shareholders	$31,244	$26,647	$43,459	$33,450

FFO per common share - basic and diluted	$0.64	$0.53	$0.89	$0.63

AFFO per common share - basic and diluted	$0.64	$0.56	$0.89	$0.72
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the 17-hotel portfolio and the 20-hotel portfolio for the three months ending September 30, 2014:

	Three Months Ending September 30, 2014
	17-Hotel Portfolio(1)		20-Hotel Portfolio
	Low	High	Low	High
Total revenue	$109,400	$111,500	$125,700	$128,200
Less: Total hotel operating expenses	68,920	69,420	81,620	82,320
Hotel EBITDA	40,480	42,080	44,080	45,880

Less: Non-cash amortization(2)	(80)	(80)	(80)	(80)
Adjusted Hotel EBITDA	$40,400	$42,000	$44,000	$45,800
_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending September 30, 2014:

	Three Months Ending September 30, 2014
	Low	High
Net income	$18,050	$19,550
Add: Depreciation and amortization	14,300	14,300
Interest expense	7,010	7,010
Income tax expense	1,050	1,250
Less: Interest income	—	—
Corporate EBITDA	40,410	42,110

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	50	50
Adjusted Corporate EBITDA	$40,460	$42,160
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending September 30, 2014:

	Three Months Ending September 30, 2014
	Low	High
Net income	$18,050	$19,550
Add: Depreciation and amortization	14,300	14,300
FFO	32,350	33,850

Less: Preferred share dividends	(2,420)	(2,420)
Dividends declared on unvested time-based awards	(130)	(130)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	29,800	31,300

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	50	50
AFFO available to common shareholders	$29,850	$31,350

FFO per common share - basic and diluted	$0.61	$0.64

AFFO per common share - basic and diluted	$0.61	$0.64

Weighted-average number of diluted common shares outstanding	48,987	48,987
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the 17-hotel portfolio and the 20-hotel portfolio for the year ending December 31, 2014:

	Year Ending December 31, 2014
	17-Hotel Portfolio(1)		20-Hotel Portfolio
	Low	High	Low	High
Total revenue	$398,500	$403,700	$464,100	$471,600
Less: Total hotel operating expenses	266,300	267,800	315,050	317,800
Hotel EBITDA	132,200	135,900	149,050	153,800

Less: Non-cash amortization(2)	(300)	(300)	(300)	(300)
Adjusted Hotel EBITDA	$131,900	$135,600	$148,750	$153,500
_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the year ending December 31, 2014:

	Year Ending December 31, 2014
	Low	High
Net income	$50,760	$54,710
Add: Depreciation and amortization	54,520	54,520
Interest expense	27,500	27,500
Income tax expense	950	1,250
Less: Interest income	—	—
Corporate EBITDA	133,730	137,980

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	220	220
Adjusted Corporate EBITDA	$133,950	$138,200
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the year ending December 31, 2014:

	Year Ending December 31, 2014
	Low	High
Net income	$50,760	$54,710
Add: Depreciation and amortization	54,520	54,520
FFO	105,280	109,230
Less: Preferred share dividends	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(500)	(500)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	95,090	99,040

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	220	220
AFFO available to common shareholders	$95,310	$99,260

FFO per common share - basic and diluted	$1.94	$2.02

AFFO per common share - basic and diluted	$1.95	$2.03

Weighted-average number of diluted common shares outstanding	48,985	48,985
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Courtyard Anaheim at Disneyland Resort	Anaheim, CA	153	July 30, 2010
4	Boston Marriott Newton	Newton, MA	430	July 30, 2010
5	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
6	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
7	W Chicago – City Center	Chicago, IL	403	May 10, 2011
8	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
9	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
10	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
11	Denver Marriott City Center	Denver, CO	613	October 3, 2011
12	Hyatt Herald Square (formerly the Holiday Inn New York City Midtown – 31st Street)	New York, NY	122	December 22, 2011
13	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
14	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
15	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
16	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
17	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
18	Hotel New Orleans Downtown (formerly the W New Orleans)	New Orleans, LA	410	April 25, 2013
19	Hyatt Fisherman’s Wharf	San Francisco, CA	313	May 31, 2013
20	Hyatt Santa Barbara	Santa Barbara, CA	200	June 27, 2013
			5,932